CARBONIUM
C O R E

Carbon Strong. Core Deep.

U.S.-Based Nuclear Graphite Supply Chain

Securing domestic supply of reactor-grade graphite for the next-generation nuclear renaissance

INVESTOR PRESENTATION | APRIL 2026 | CONFIDENTIAL

suren.a@carboniumcore.com | (813) 601-3533

Securities Disclosure & Risk Notice

NO OFFER OR SOLICITATION

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Carbonium Core, LLC or any of its affiliates in any jurisdiction. Any such offer or solicitation will be made only by means of a formal Private Placement Memorandum (PPM) or other offering document and only to persons who qualify as "accredited investors" as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or to other eligible investors in accordance with applicable law.

PRIVATE PLACEMENT — RESTRICTED SECURITIES

The securities described herein have not been registered under the Securities Act, the securities laws of any U.S. state, or the laws of any foreign jurisdiction, and are being offered in reliance upon applicable exemptions from registration. These securities may not be resold, transferred, or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period.

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements, including projections of future revenues, earnings, production volumes, capital expenditures, returns on investment, and other financial and operational targets. These statements are based on current expectations and assumptions that are subject to significant risks and uncertainties. Actual results may differ materially from those projected due to factors including, but not limited to: changes in market demand, regulatory developments, availability of financing, construction delays, commodity price fluctuations, competition, and general economic conditions. The Company undertakes no obligation to update any forward-looking statement.

NO RELIANCE — INDEPENDENT VERIFICATION

The information contained herein has been compiled from sources believed to be reliable; however, the Company makes no representation or warranty, express or implied, as to its accuracy, completeness, or fitness for any particular purpose. Recipients should conduct their own independent due diligence and consult their own legal, tax, financial, and other professional advisers before making any investment decision. Past performance is not indicative of future results.

CONFIDENTIALITY

This presentation is confidential and is intended solely for the use of the individual or entity to whom it is addressed. Any reproduction, distribution, or disclosure of this document, in whole or in part, to any other person without the prior written consent of Carbonium Core, LLC is strictly prohibited.

INVESTMENT THESIS

Why Carbonium Core. Why Now.

01

Critical Material. Captive Market.

Nuclear graphite is irreplaceable in Gen IV, SMR, and HTGR reactor designs. No viable substitute exists. Western supply chains are dangerously dependent on Chinese producers for >90% of supply.

02

Exclusive U.S. Domestic Position.

Only domestic company with secured feedstock (248-acre Tennessee coal deposit) + exclusive ORNL molten-salt purification license. Competitors cannot replicate this position.

03

Exceptional Financial Returns.

Phase 1 (1,000 MT): $25M CapEx → 43% IRR, 1.8-year payback, 64%+ gross margins. Phase 2 (50,000 MT): $700M CapEx → 85% IRR, <1-year payback, $1.86B peak annual revenue.

MARKET OPPORTUNITY

The Global Nuclear Graphite Market Is at an Inflection Point

$1T nuclear renaissance + critical material shortage = exceptional pricing power for the only U.S. domestic supplier

$30,000
Price per MT
Nuclear-grade graphite

>90%
Chinese Market Share
Western supply vacuum

400+
New Reactors Planned
Global pipeline 2025–2040

$1T+
Nuclear Investment
Global commitment by 2040

Gen IV & SMR Buildout

Advanced modular reactors require structural and neutron-moderating graphite in quantities that current Western manufacturers cannot supply. Each SMR uses 50–200 MT of nuclear graphite.

Critical Supply Chain Gap

U.S. policy (IRA, CHIPS Act, DOE Advanced Reactor program) explicitly targets domestic critical material production. Carbonium Core sits squarely in the cross-hairs of government funding programs.

No Viable Substitute

Nuclear-grade graphite must achieve >99.9% purity with precise isotopic specifications. This cannot be substituted. Demand is structurally inelastic — a reactor cannot be commissioned without it.

COMPETITIVE MOAT

Defensible Advantages That Cannot Be Replicated

Exclusive Feedstock Rights

Locked-in access to a 248-acre + 195-acre premium coal deposit in Tennessee — highest-purity natural feedstock in North America. No competitor can replicate multi-decade supply certainty.

ORNL Technology License

Exclusive partnership with Oak Ridge National Laboratory for molten-salt purification — an industry-first that eliminates acid-based chemical processing, reducing cycle times by 40% and environmental liability significantly.

Vertical Integration

Mine → Purification → Graphitization → Shaping → Delivery. Full control from raw coal to finished reactor-grade product. No bottlenecks, no supply shocks, superior margin capture.

Only U.S. Domestic Producer

The U.S. has zero domestic nuclear graphite producers at commercial scale. Carbonium Core is positioned to be the singular domestic alternative, qualifying for DOE grants, DOD procurement, and Buy American Act benefits.

Application Engineering

Custom shaping — pellets, rods, spheres, blocks — engineered for specific SMR, HTGR, and Gen IV reactor designs. Deep application expertise creates sticky, long-term customer relationships.

ESG Differentiation

Chemical-free purification process sets a new sustainability benchmark. Aligned with reactor operators' ESG mandates and eligible for green financing instruments.

FINANCIAL PROJECTIONS

Phase 1 — Pilot Plant (1,000 MT/yr) | $25M Investment

43%	1.8 yrs	64%+	$56M
IRR	Payback Period	Gross Margin	5-Year Net Income
5-Year	Simple payback	Year 1	Cumulative



5-Year Revenue & Net Income ($M)
40
30
20
10
0
21
8
26
11
29
12
30
13
30
13
Yr 1
Yr 2
Yr 3
Yr 4
Yr 5
Revenue ($M)
Net Income ($M)

KEY METRICS

Production Capacity	1,000 MT/yr
Total CapEx	$25M
Sales Price	$30,000/MT
Raw Material Cost	$7,500/MT
Gross Margin (Yr 1)	63.8%
EBITDA Margin (Yr 1)	62.4%
NPV (15% WACC)	$19.9M
5-Year Revenue	$135.8M

FINANCIAL PROJECTIONS

Phase 2 — Commercial Plant (50,000 MT/yr) | $700M Investment

85%	<1 yr	67%+	$1.86B
IRR	Payback Period	Gross Margin	Peak Annual Revenue
10-Year	Simple payback	Year 1	Year 10

10-Year Revenue & Net Income ($B)



2
1.5
1
0.5
0
Yr 1
Yr 2
Yr 3
Yr 4
Yr 5
Yr 6
Yr 7
Yr 8
Yr 9
Yr 10
Revenue ($B)
Net Income ($B)

KEY METRICS

Production Capacity	50,000 MT/yr
Total CapEx	$700M
Sales Price	$30,000/MT
CapEx per MT Installed	$14,000
Gross Margin (Yr 1)	67.2%
EBITDA Margin (Yr 1)	66.4%
NPV (12% WACC)	$3.62B
10-Year Net Income	$7.79B

TECHNOLOGY

From Coal to Reactor-Grade Graphite: The Carbonium Process

1	2	3	4	5
FEEDSTOCK	**PURIFICATION**	**GRAPHITIZATION**	**SHAPING**	**DELIVERY**
Premium coal exclusive mine 248 acres Tennessee	ORNL molten-salt method — zero acid chemicals >99.9% purity	High-temp electric furnace 2,500–3,000°C crystalline structure	Pellets, rods, spheres, blocks custom to reactor specifications	QA/QC certified reactor-grade domestic delivery Full traceability

ORNL PARTNERSHIP · ZERO ACID PROCESSING · 40% FASTER CYCLE TIMES · >99.9% PURITY · CUSTOM SHAPING

ROADMAP

Path to Production & Market Leadership

2025–2026
Pre-Production

- Site acquisition & permitting
- Pilot plant engineering
- ORNL tech transfer
- Seed round close

2027–2028
Pilot Ramp

- 1,000 MT pilot commissioned
- First reactor customer contract
- Phase 1 revenue $21M–$28M/yr
- Series A raise

2029–2030
Scale-Up

- Commercial plant engineering
- DOE/DOD contract pursuit
- Phase 2 capital raise $700M
- 50,000 MT capacity

2031+
Market Leadership

- $1B+ annual revenue
- IPO / strategic acquisition
- International expansion
- Recycling program launch

LEADERSHIP

Proven Operators. Deep Capital Markets Expertise.

Suren Ajjarapu

Chairman & CEO

30+ years international business leadership. Former CEO & Chairman, TRxADE Health (NASDAQ: MEDS). Former CEO & Chairman, Scienture Holdings. Seasoned public-company executive driving Carbonium Core's strategy.

NASDAQ: MEDS • NASDAQ: AEHA

Mike Peterson

Board Member

Took first company public at 27, raising $100M. 11 years at Goldman Sachs managing $7B portfolio. Former VP Merrill Lynch & hedge fund partner. CEO/CFO PEDEVCO Corp. (NYSE: PED) for 7+ years.

Goldman Sachs • NYSE: PED

Don Fell

Board Member

Director, Foundation for Teaching Economics programs. Former faculty director, University of South Florida MBA & public policy. Past President, National Association for Economic Educators.

Policy & Education Expert

Bradley Pearman

General Manager

CEO, Alpha Omega Energy Solutions — global leader in welding safety and nuclear graphite products. 20+ years in manufacturing and energy solutions. Deep nuclear industry network.

Nuclear Graphite Specialist

Howard Doss

Board Member

Founder & President, STARadio Corp. since 1985. Former CFO, TRxADE Health (NASDAQ: MEDS) and Aesther Healthcare Acquisition Corp (NASDAQ: AEHA). Financial and operational governance.

NASDAQ: MEDS • NASDAQ: AEHA

INVESTMENT OPPORTUNITY

Join Us in Securing America's Nuclear Future

USE OF PROCEEDS

Use	Share
Site Acquisition & Permitting	20%
Pilot Plant Engineering & Build	45%
ORNL Tech Transfer & IP	10%
Working Capital & G&A	15%
Regulatory & Legal	10%

WHY INVEST NOW

Ground Floor Valuation

Earliest-stage entry before pilot plant construction and commercial contracts are signed.

Policy Tailwinds Accelerating

DOE Advanced Reactor program, IRA credits, DOD procurement — government is a de facto customer.

Irreplaceable Asset Position

Mine rights + ORNL license cannot be replicated. First mover advantage is permanent.

Institutional-Quality Returns

Phase 1: 43% IRR. Phase 2: 85% IRR. NPV of Phase 2 alone exceeds $3.6B.

CONTACT | Suren Ajjarapu, Founder & CEO | suren.a@carboniumcore.com | (813) 601-3533